EXHIBIT 99.1

Investor Presentation May 2006

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding our plans, objectives and future operations and estimates of our financial results and capital expenditures for future periods. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. Factors that could affect future performance include, but are not limited to: the Company may not be able to obtain a line of credit necessary to fund its operations on favorable terms or at all; marketing and advertising programs and related expenditures may not cause anticipated increases in sales; ongoing system upgrades and enhancements could fail to achieve desired results or cost savings or could take longer than anticipated to implement; planned cost-control measures may fail to yield satisfactory results; vacancies and changes in key management positions and personnel; the inability to attract and retain qualified managerial, creative and technical personnel; integration of recently hired key personnel, and other managerial, technical, finance, accounting and operations personnel, and potential disruption occasioned thereby; failure of the market to accept our new or existing products and competition relating to such products; planned fulfillment center and system upgrades and enhancements could fail to achieve desired results or cost savings or could take longer than anticipated to implement; difficulties encountered in, or increased costs of, fulfillment; economic conditions and changes in consumer spending levels; potential disruption and costs associated with the engagement of a financial advisor, the exploration of strategic opportunities and any transaction potentially resulting therefrom; any significant disruption of our operations due to network or systems failures or disruptions, power outages, regulatory actions, natural disasters or attacks; potential disruption and costs resulting from proxy contests and related actions; our limited operating history; difficulties encountered in predicting consumer preferences, managing inventory levels or gaining access to popular products; increased or more effective competition from other retailers; difficulties encountered in managing our growth; increased costs for, or delays or difficulties in the receipt of, merchandise ordered by us; seasonality of the retail business; increases in shipping, advertising or marketing costs; increases in sales or other taxes; lower than expected utilization of electronic commerce by consumers; product returns that exceed expectations; litigation that may have an adverse effect on our financial results, product offerings or reputation; changes in foreign currency exchange rates; difficulties encountered in properly staffing our operations or providing satisfactory customer service; changes in government or regulatory requirements affecting e-commerce that may restrict, or increase the cost of, our operations, and other risk factors described in detail in our Report on Form 10-K for the fiscal year ended April 3, 2005, and our Report on Form 10-Q for the period ended January 1, 2006, including, without limitation, those discussed under the captions, "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Factors That May Affect Future Results," which documents are on file with the Securities and Exchange Commission (the "SEC") and available at the SEC's website at www.sec.gov. These forward-looking statements are made only as of the date of this presentation, and RedEnvelope undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The lack of any update or revision is not intended to imply continued affirmation of forward- looking statements contained herein.

h Chief Executive Officer k KEN CONSTABLE

Company Overview

RedEnvelope Overview Branded, upscale, online retailer of gifts Founded 1997 Strong brand identity Focused collection of proprietary gifts 72 of Top 100 products designed in-house Disruptive business model Gift giving is core business Customer and recipient centric Relationship building New management team: experienced and motivated Strategic path to profitability and profitable acceleration

Lessons Learned and Revised Strategy Strategy All things to all people doesn't work Execution Key internal controllables not tightly managed Growth Low customer retention New customer acquisition cost rising Simplify / focus on core customer, recipient, occasion, category Accountability through data-driven management Retention through relevance Efficient new acquisition channels Lessons Learned Revised Strategy

Brand Equity: Upscale Gift Selection: Relationship-Driven, Proprietary Database Marketing: Customer and Recipient Intimacy Direct Multi-Channel: Accessibility, Convenience Fulfillment: Automated, Scalable, Personalized Recipient Experience: Relationship-Enhancing Customer Service: Unconditional Accountability We help our predominantly female customers celebrate and nurture their closest personal relationships with great upscale gifts and gift experiences Disruptive Business Model

Ken Constable Chief Executive Officer 33 Frank Buettner Chief Operating Officer 29 Polly Boe Chief Financial Officer 30 Gary Korotzer Chief Marketing Officer 21 Chris Nordquist General Counsel 15 Experienced New Management Name Position Years of Experience Prior Experience

Market Overview

Growing E-Commerce Gift Market U.S. Online Gift Sales 2 Total Gift Market $250 billion retail 1 10% of consumer economy Source: Unity Marketing, January 2006 Source: Forrester Research, Inc. CAGR = 17.6%

Competitive Landscape Self Consumption Relationship / Personalization Transaction / Commodity Gift Giving

Strategic Overview

Core Female Customer Focus Strong Relationships Attractive Demographics (1) 75% of Revenue Female 77% Age 25-54 59% HH Income $50K+ 23% HH Income $100K+ 2.9M Customer Database Increasing Average Order Size Stable Retention Rate; Higher among Women Past 12 Months New Customers: 574,000 (1) Based on known data; unknown by demographic is as follows: gender - 10%, age - 57%, income - 17% Source: Experian May, 2006

Simplified Target Market Target Customer: Women, ages 30-50 Target Relationships-Recipients: Inner circle friends and family Target Occasions: Most meaningful, recurring inner circle gifting dates Target Categories: Most popular categories for target relationship-occasion combinations Mom / Mother-in-Law Adult Daughters Sisters Girlfriends Husband / Boyfriend Dad / Father-in-Law Adult Sons Brothers Occasions Birthday Anniversary Holiday Valentine's Day Mother's Day Father's Day New Baby Female Recipients Male Recipients

Disrupt: Most Customer Centric Gift Experience Recipient relationship Occasions / dates Profile Preferences Designed as gifts Advanced personalization options Overt and subtle message gifts Current Timely and useful gift reminders Unequalled out-of-box- experience Free, personalized thank you cards Guaranteed customer satisfaction Future Relevant gift recommendations Personalized greeting cards Date-specific delivery Customer & Recipient Database Marketing Relationship-Driven Products Relationship-Driven Services Retention Through Relevance

Acquisition and Retention Channels Online Offline Portals Search Affiliates E-mail Catalog (FY06): 31M catalogs 8 campaigns 12 versions 130 products (235 for Holiday)

Potential New Acquisition Channels Radio Talk show personality endorsement, broad scale WOM Direct sales RedEnvelope Inner Circle experience, touch and feel, viral scaling Recipient marketing Free sampling with catalog, e-mail follow-up Free e-cards Sender and recipient e-mail addresses, relationship, occasion, date, traffic, opt-in

Leverage Strong Brand Strong aided awareness Associated with upscale gifts by customers and non-customers Significant share of our customer's "gift purse" Maximize iconic Red Box attach / HH penetration Integrated PR with disruptive value prop "hook"

FY01 FY02 FY03 FY04 FY05 FY06 Customers 448 853 1297 1768 2327 2899 Demonstrated Momentum Increasing Gross Profit per Order Rapid New Customer Acquisition Growing Net Revenue per Order 2001 2002 2003 2004 2005 2006 Revenue 64.53 68.62 73.61 74.18 77.84 78.9 Profit 25.29 29.93 35.18 37.17 40.47 40.36 448,000 1,297,000 853,000 1,768,000 2,327,000 2,899,000 House File CAGR = 45.3%

h Chief Financial Officer p POLLY BOE

Financial Overview

FY01 FY02 FY03 FY04 FY05 FY06 Phone 7.92 15.68 18.93 23.7924 27.30996 22.64 Web 25.08 40.32 51.17 55.5156 73.83804 90.56 FY01 FY02 FY03 FY04 FY05 FY06 Web 39.2 43.6 47.8 50.1 52 51.2 Gross Margin (1) Revenue and Margin Growth Net Revenue and Gross Margin Web Phone $32.6 M $55.8 M $70.1 M $79.3 M $101.4 M $113.2 M (1) Gross margin includes product, shipping and gift wrap margin

Path to Profitability FY2007 Priorities Achievable Growth Focused and Refreshed Product Assortment Margin Optimization Increased Marketing Productivity Tight OPEX and Inventory Management Operational and Financial Accountability Data-Driven Business Management System

Financial Performance Net Revenues $101.4 100% $113.2 100% 7 - 10 % growth Gross Margin 52.7 52% 57.9 51% Fulfillment 15.6 15% 16.1 14% Marketing 24.4 24% 26.3 23% General & Administrative 17.9 18% 21.4 19% Total SG&A 57.9 57% 63.8 56% Net Income / (Loss) (5.2) (5%) (5.6) (5%) breakeven before stock option expensing req'd by FAS123(R) ($ in millions) FY05 FY06 FY07

Balance Sheet Cash & Investments $19.2 $ 10.0 Inventory 14.0 19.7 Tight inventory management Total Assets 46.3 41.0 Total Debt - - ($ in millions) FY05 FY06 FY07

Key Takeaways Strong Brand Proprietary Products Disruptive Business Model Experienced New Management Strategic Path Forward Profitability in FY2007 Profitable Acceleration in FY2008+